                                                                EXHIBIT 10.39(h)

                           EIGHT AMENDMENT AGREEMENT

        AGREEMENT, dated as of March 26, 1996, to be effective as of December 31, 1995, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, BUTLER SERVICE GROUP CANADA. LTD., a Canadian corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                  Background
                                  ----------

        A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of May 31, 1994, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the ("Credit Agreement).

        B. The Borrower has requested that the Lender modify certain of the financial covenants contained in the Credit Agreement.

        C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

        In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

        1. Modifications. All the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as follows:

               (a) The definition of "Commitment Termination Date" contained in Section " 1 .01 " to the Credit Agreement is deleted and the following is substituted therefor:

               "Commitment -Termination Date" means the earliest to occur of
               ------------------------------
           (i) May 31, 1997, (ii) thirty (30) days prior to the maturity date of the indebtedness currently secured by the Montvale Mortgage (or any extension, renewal or refinancing of such indebtedness), and (iii) the date on which the Lender's obligation to make, and the Borrower's right to receive, advances under this Agreement shall terminate under
           Section 7.01 hereof.

               (b) Schedule "6-02(u)" to the Credit Agreement is deleted and the
                   -----------------
Schedule "6.02(u)" attached hereto is substituted therefor.

        2. Modification Fee
           ----------------

               (a) In consideration of the Lender's execution, delivery and performance of this Agreement, the Borrower agrees to pay the Lender the amount of $10,000 simultaneously within the execution and delivery of the Agreement.

               (b) The Borrower agrees that the fee set forth under subsection
(a) above shall be deemed one of the "Fees" under the Credit Agreement.

        3. Conditions Precedent. The Lender's obligations under this Agreement
           --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

               (a) Amendment Agreement. This Agreement duly executed by the
                   -------------------
parties hereto.

               (b) Other- Such other agreements and instruments as the Lender shall require.

        4. Reaffirmation-By Borrower. The Borrower acknowledges and agrees, and
           -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Revolving Note without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Note and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects except as disclosed in connection with the execution and delivery of the First Amendment Agreement dated December 14, 1994 (the "First Amendment Agreement"), The Borrower represents that except as set forth in the Credit Agreement and the First Amendment Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or either of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or either of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated May 25, 1994, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

        5. Reaffirmation by Guarantors. Each of the Guarantors acknowledges that
           ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the amount of the Maximum Revolving Loan, as modified herein.

        6. Other Representations By Borrower and Guarantors. The Borrower and
           ------------------------------------------------
the Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and Guarantors in accordance with the terms thereof. The Borrower and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrower and the Guarantors each hereby waive every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Revolving Loan and the remedies provided for under the Loan Documents.

        7. No Waiver By Lender. The Borrower and the Guarantors each
           -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

        The parties have executed this Agreement as of the date first written above to be effective as of December 31, 1995.


                                        BUTLER SERVICE GROUP. INC.


                                        By  /s/ Michael C. Hellriegel
                                            ------------------------------
                                            Michael C. Hellriegel
                                            Vice President and Comptroller


                                        BUTLER INTERNATIONAL, INC.


                                        By  /s/ Michael C. Hellriegel
                                            ------------------------------
                                            Michael C. Hellriegel
                                            Vice President and Comptroller


                                        BUTLER SERVICE GROUP. CANADA, LTD.


                                        By  /s/ Michael C. Hellriegel
                                            ------------------------------
                                            Michael C. Hellriegel
                                            Assistant Secretary


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By  /s/ Martin S. Greenberg
                                            ------------------------------
                                            Martin S. Greenberg
                                            Duly Authorized Signatory

                              FINANCIAL COVENANTS
                              -------------------

        There shall be no breach or failure to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied.

        (a) Maximum Capital Expenditures. The Parent and its Subsidiaries
            -----------------------------
(except Butler UK), on a consolidated basis, shall not make Capital Expenditures that exceed in the aggregate the amounts set forth below for each Fiscal Year set forth below, which amount shall be noncumulative from year to year: Maximum Capital

                                         Maximum Capital
                    Fiscal Year           Expenditures
                    -----------          ---------------

                       1994                $2,400,000
                       1995                 2,600,000
                       1996                 2,600,000
                       1997                 2,700,000


        (b) Tangible Net-Worth. The Parent and its Subsidiaries, on a
            ------------------
consolidated basis, shall not permit Tangible Net Worth measured as at each of the dates set forth below for the period of the Fiscal Year to such date (and shall at all times during the period from and including such date through but excluding the last day of the Fiscal Quarter immediately succeeding such date not permit Tangible Net Worth), to be less than the amount set forth opposite such date:

                       Date                   Tangible Net Worth
                       ----                   ------------------

                       June 30, 1994             $10,000,000
                       September 30, 1994         10,250,000
                       December 31, 1994          11,000,000
                       March 31, 1995             11,000,000
                       June 30, 1995              11,250,000
                       September 30, 1995         11,500,000
                       December 31, 1995           5,200,000
                       March 31, 1996              4,700,000
                       June 30, 1996               6,100,000
                       September 30, 1996          7,800,000
                       December 31, 1996           9,500,000
                       March 31, 1997              9,500,000

        (c) Fixed Charge Coverage Ratio. The parent and its Subsidiaries (except
            ---------------------------
Butler UK), on a consolidated basis, shall not permit the Fixed Charge Coverage Ratio measured on the last day of each Fiscal Quarter for that portion of the current Fiscal Year to date, to be less than 1.0:1 (except that such Ratio shall not be less than 0.6:1 for the period of four consecutive Fiscal Quarters ending on December 31, 1995).

                              Schedule "6.02(u)"
                                      to
                               Credit Agreement

        (d) Leverage Ratio. The Parent and its Subsidiaries, on a consolidated
            --------------
basis, shall not permit the Leverage Ratio measured as at each of the dates set forth below for the period of the Fiscal Year to such date (and shall at all times during the period from and including such date through but excluding the last day of the Fiscal Quarter immediately succeeding such date not permit the Leverage Ratio) to be greater than the amount set forth opposite such date:

        Fiscal Quarter                Leverage Ratio
        --------------                --------------

        June 30, 1994                 5.7:1
        September 30, 1994            5.0:1
        December 31, 1994             5.0:1
        March 31, 1995                5.0:1
        June 30, 1995                 5.0:1
        September 30, 1995            5.0:1
        December 31, 1995             16.0:1
        March 31, 1996                18.0:1
        June 30, 1996                 14.0:1
        September 30, 1996            11.0:1
        December 31, 1996             8.5:1
        March 31, 1997                8.5:1

        (e) Interest Coverage Ratio. The Parent and its Subsidiaries (except
            -----------------------
Butler UK), on a consolidated basis, shall not permit the Interest Coverage Ratio measured as at each of the dates set forth below for the period of the Fiscal Year to such date (and shall at all times during the period from and including such date through but including the last day of the Fiscal Quarter immediately succeeding such date not permit the Interest Coverage Ratio) to be less than the amount set forth opposite such date:


        Fiscal Quarter                Interest Coverage Ratio
        --------------                -----------------------

        June 30, 1994                 1.0:1
        September 30, 1994            1.2:1
        December 31, 1994             1.3:1
        March 31, 1995                1.1:1
        June 30, 1995                 1.2:1
        September 30, 1995            1.2:1
        December 31, 1995             0.4:1
        March 31, 1996                1.0:1
        June 30, 1996                 1.2:1
        September 30, 1996            1.3:1
        December 31, 1996             1.3:1
        March 31, 1997                1.2:1